Sandler O’Neill & Partners East Coast Financial Services Conference November 10, 2011 Exhibit 99.1

Certain statements contained herein are "forward-looking statements" within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such
forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate,"
"continue," or similar terms or variations on those terms, or the negative of those terms. Forward-
looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial
Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Forward Looking Statements

PROVIDENT FINANCIAL SERVICES, INC.

PROVIDENT FINANCIAL SERVICES, INC.

Christopher Martin Christopher Martin Chairman, President & Chief Executive Officer

NYSE Symbol - PFS
$7.0 billion in assets
Headquartered in Jersey City, NJ
Holding company for The Provident Bank, the oldest NJ bank
(chartered in 1839)
Converted to stock form in 2003
82 branch locations throughout northern and central NJ
Two Loan Production Offices in NJ
Consolidated administrative operations to Metro Park (Iselin) in
March 2011 – Sale of two buildings to close Q4
Did not participate in TARP, No TRUPS
CORPORATE PROFILE

Market Capitalization: $806 million
60.0 million Shares Outstanding
11.04% Insider Ownership (includes 7.67% held by ESOP)
including 22,060 shares purchased by CEO/CFO & Directors
in 2011
64.71% Institutional Ownership
3.60% Dividend Yield
137% Price/TBV
84.9% Price/BV
13.5x P/E
13.0x Price/2012 Est. Earnings
Market Data – 10/28/11

Senior management team has, on average, over 25 years of
relationship banking experience with large commercial banks
& thrifts in our primary markets
Extremely knowledgeable and results-oriented
Conservative business practices
Culture of accountability, efficiency and integrity
Majority of officers have been with publicly-traded
organizations
Ongoing leadership development throughout organization to
ensure management succession and performance
Executive Leadership Team

New Strategic Plan in place September 2011
Challenge:  Increase revenue in difficult environment
Focus on Relationships by defined target customer segments
Community Bank with commercial emphasis
Ongoing SBA Initiative
Reduce marginally accretive asset classes
Expand non-interest income with concentration on Wealth
Management
Aggressively manage credit quality
Continue Branch rationalization/relocations
Continue to evaluate acquisition opportunities
Seeking Out Strategic Organic Growth & Opportunities

Connecticut
New York
Pennsylvania
New Jersey
Delaware
1) Middlesex
2) Hudson
3) Morris
4) Essex
5) Monmouth
6) Bergen
7) Somerset
8) Ocean
9) Union
10) Mercer
11) Passaic
0
37.5mi

PROVIDENT FINANCIAL SERVICES, INC.

Current Retail Franchise 82 Branches in 11 New Jersey Counties

Market Demographics (as of 6/30/11)
Source:  FDIC-Summary of Deposit & SNL
Provident Financial Services, Inc. (NYSE: PFS)
New Jersey (NJ)
Middlesex 5 25 1,595,709 7.16 794,605 78,561
Hudson 4 14 933,095 3.48 607,650 52,525
Morris 9 10 777,042 3.83 496,157 104,165
Essex 12 7 479,377 2.21 783,531 55,914
Monmouth 10 11 462,256 2.60 649,429 82,974
Bergen 28 3 197,111 0.51 910,386 84,344
Somerset 9 4 193,594 2.26 333,075 101,044
Ocean 13 4 159,815 1.22 578,728 60,936
Union 20 2 131,607 0.76 531,112 73,602
Mercer 20 1 59,980 0.53 371,697 75,009
Passaic 21 1 25,979 0.26 500,140 62,332
NJ Totals 82 5,015,565 6,556,510
Weighted Average: New Jersey Franchise 76,203
Aggregate: Entire State of New Jersey 8,822,373 72,519
Aggregate: National 311,212,863 54,442
County
Market
Rank
Number
of
Branches
Company
Deposits
in Market
($000)
Deposit
Market
Share
(%)
Total
Population
2010
(Actual)
Median
HH
Income
2010
($)

Asset Composition – At 9/30/11
Total cash & cash
equivalents
1.8%
Total investments
24.2%
Net loans
64.2%
Foreclosed assets
0.1%
Premises &
equipment
1.1%
Accrued interest
receivable
0.3%
Intangible assets
5.2%
Bank -owned life
insurance
2.0%
Other assets
1.1%

Total Loans = $4,564 MM
CRE: $1,733,394
38%
Other Consumer:
$61,715
1%
Construction:
$115,251
2%
HE/HELOC:
$491,955
11%
Commercial:
$814,112
18%
Resi (1st Lien):
$1,347,973
30%

PROVIDENT FINANCIAL SERVICES, INC.

Loan Portfolio – At 9/30/11
($ in thousands)
Owner Occupied loans totaled $453,738M at 9/30/11 and are included under the Commercial loan portfolio total of $814,112M.  Net total of $3,819M representing premiums, discounts & deferred fees, has not been included in the outstanding loan totals.

29%
21%
17%
14%
6%
4%
3%
3%
2%
1%

Primary Property Type

(\$ in thousands)

- Multi-Family: \$497,025
- Retail: \$365,254
- Office: \$292,107
- Industrial: \$238,912
- Mixed Use: \$111,817
- Hotel: \$64,928
- Other: \$58,110
- Specialty Use: \$50,900
- Land: \$41,271
- Residential: \$13,070

PROVIDENT FINANCIAL SERVICES, INC.

CRE Portfolio by Industry – At 9/30/11 Total CRE Loans = $1,733 MM

Professional: $51,742
6%
Retail Trade: $45,224
6%
Transp & Warehousing:
$35,115
4%
Other Srvcs: $34,123
4%
Accom & Food Srvcs:
$26,533
3%
Arts/Enter/Recreation:
$24,398
3%
Fin. & Ins.: $23,648
3%
Education: $21,962
3%
Admin/Supp/Waste
Mgmt./: $12,694
2%
All Others: $18,667
2%
Health Care: $157,961
20%
R.E./Rent & Leasing:
$122,797
15%
Construction: $91,202
11%
Manufacturing: $74,277
9%
Wholesale
Trade: $73,769
9%

PROVIDENT FINANCIAL SERVICES, INC.

C & I Loan Portfolio – At 9/30/11 C&I Loans= $814 MM Primary Property Type ($ in thousands)

26%
23%
20%
18%
8%
5%
Specialty Use: $30,154
Multi-family for Rent: $27,496
Office: $23,644
Residential for Sale: $21,660
Industrial: $9,505
Retail: $5,453

PROVIDENT FINANCIAL SERVICES, INC.

Construction Loan Portfolio – At 9/30/11
Total Construction Loans = $117 MM
Construction loan balance does not reflect unfunded commitments of $60MM.  No loans are located outside of
NJ/NY/PA.
Primary Property Type
($ in thousands)

$209
$327
$224
$204
$288

($ in millions)

	2010Q3	2010Q4	2011Q1	2011Q2	2011Q3
C&I	40	73	48	69	77
CRE	49	130	52	58	130
Consumer	48	52	32	44	38
Residential	72	72	92	33	43

PROVIDENT FINANCIAL SERVICES, INC.

Loan Originations Note: Does not include loan purchases or renewals.

Loan Quality by Portfolio
As of 9/30/11
Net total of $3.8 MM representing premiums, discounts & deferred fees, has not been included in the outstanding loan totals.
($ in thousands)
TOTAL
LOAN PORTFOLIO BALANCE 1,848,645 $   814,112 $  553,670 $      1,347,973 $   4,564,400 $
NON-PERFORMING LOANS 47,115 $         29,732 $     8,438 $           40,048 $        125,333 $
% OF PORTFOLIO 2.55% 3.65% 1.52% 2.97% 2.75%
% OF TOTAL LOANS 1.03% 0.65% 0.18% 0.88% 2.75%
NET CHARGE-OFFS (YTD) 1,678 $           6,429 $       5,935 $           3,925 $           17,967 $
0.13% 1.09% 1.41% 0.38% 0.53%
CRE/CONST C & I
CONSUMER 1-4 FAMILY
ANNUALIZED NET CHARGE- OFFS
AS % OF AVG. O/S

2.51%
2.27%
2.63%
2.88%
2.90%

PROVIDENT FINANCIAL SERVICES, INC.

NPAs & 90+ day Delinquencies / Loans & REO
Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC,
NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY,
WSBC, WSFS
Source:  SNL
2.83%
2.78%
2.99%
2.94%
3.35%
2010Q3 2010Q4 2011Q1 2011Q2 2011Q3
Other Assets Owned
Consumer
Commercial Loans
Construction Loans
Commercial Real Estate
1-4 Family 1st Mortgages
Peer Mean

Private Label CMO's	Corporate Notes	Municipal
Aaa	27.87%		2.84%
Aa1		4.23%	11.14%
Aa2		24.60%	41.24%
Aa3	2.86%	7.92%	22.86%
A1	13.46%	15.73%	9.43%
A2	1.16%	39.26%	1.66%
A3		5.32%	0.31%
Baa1	1.94%		1.44%
Baa2	4.81%		
Ba1	10.83%		
Ba3	5.64%		
B1	1.93%	2.95%	
B3	7.73%		
Caa1	8.54%		
Caa2	13.23%		
NR			9.08%

Amortized Cost
($ in thousands)
US Agencies: $109,976
Agency MBS: $496,204
Agency CMO: $602,796
Private Label CMO: $71,508
Corporate Notes: $16,914
Municipal: $325,411
7%
31%
37%
4%
1%
20%

PROVIDENT FINANCIAL SERVICES, INC.

Investment Securities – At 9/30/11 Note: 78% are Available for Sale. Weighted Avg. Life AFS 2.6 yrs. HTM 3.8 yrs. Total 2.9 yrs.

Deposit Composition – At 9/30/11 Total Deposits= $5,074 MM 77% Core Total Cost of Deposits: 0.81% Savings 18% MMA 21% NOW 15% NIB 13% CDs 23% Muni 10%

2011
2012
2013
2014
Thereafter

PROVIDENT FINANCIAL SERVICES, INC.

($ in thousands) $218,023 $614,181 $130,628 $98,157 $117,835 0.84% 1.01% 2.76% 3.05% 2.39% Time Deposit Maturities Time Deposit Maturities – At 9/30/11 Note: % = Weighted Avg. Cost

Borrowings – At 9/30/11 Note: % = Weighted Avg. Cost ($ in thousands) $27,400 $54,100 $77,587 $132,793 $514,338 2011 2012 2013 2014 Thereafter Borrowings 4.05% 3.76% 2.72% 2.37% 2.51%

PROVIDENT FINANCIAL SERVICES, INC.

PROVIDENT FINANCIAL SERVICES, INC.

Thomas M. Lyons Thomas M. Lyons Executive Vice President & Chief Financial Officer

Financial Highlights
($ in thousands)
BALANCE SHEET: 9/30/11 12/31/10
Total assets $6,997,359 $6,824,528
Total loans 4,568,220 4,409,813
Total deposits 5,074,293 4,877,734
Total investments 1,695,372 1,763,232
Total borrowed funds 912,567 969,683
Total stockholders' equity 949,397 921,687

Financial Highlights
($ in thousands except
Earnings per Share)
INCOME STATEMENT: 9/30/11 9/30/10
Net Income $42,474 $37,590
Diluted Earnings per Share $0.75 $0.66
ROATE 9.76% 9.16%
ROAA 0.83% 0.74%
Net Interest Margin 3.51% 3.45%
Efficiency Ratio 57.13% 57.18%
Nine Months Ended

Return on Average Assets (%) Peer Group : BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC, NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY, WSBC, WSFS Source: SNL 0.80 0.71 0.76 0.82 0.90 0.71 0.76 0.73 0.84 0.91

($ in thousands)
$53,035
$53,020
$53,447
$54,176
$54,456
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3

PROVIDENT FINANCIAL SERVICES, INC.

Pre-Provision Net Interest Income

PFS
Peer
3.70
3.68
3.69
3.70
3.71
3.47
3.43
3.47
3.51
3.50
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3

PROVIDENT FINANCIAL SERVICES, INC.

Net Interest Margin (%) Peer Group : BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC, NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY, WSBC, WSFS Source: SNL

Cost of Deposits (%)
Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC,
NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY,
WSBC, WSFS
Source:  SNL
2010Q3 2010Q4 2011Q1 2011Q2 2011Q3
PFS Peer
0.95
0.85
0.81
0.78
0.72
0.97
0.90
0.82
0.79
0.79

Cost of Funds (%)
Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC,
NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY,
WSBC, WSFS
Source:  SNL
2010Q3 2010Q4 2011Q1 2011Q2 2011Q3
1.30
1.17
1.10
1.07
1.00
1.36
1.25
1.17
1.13
1.08
PFS Peer

Interest Rate Sensitivity
Net Interest Income
Change in Interest
Rates in Basis
Points (Rate
Ramp)
Dollar Amount
(in thousands) Dollar Change Percent Change %
-100 206,213 (5,845) (2.8)
Static 212,058 — —
+100 212,468 410 0.2
+200 208,989 (3,069) (1.4)
+300 206,284 (5,774) (2.7)

Asset Quality (%)
Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC,
NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY,
WSBC, WSFS
Source:  SNL
1.58
1.56
1.63
1.62
1.61
1.76
1.71
1.73
1.71
1.65
2010Q3 2010Q4 2011Q1 2011Q2 2011Q3
Loan Loss Reserve / Loans

Asset Quality (%)
Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC,
NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY,
WSBC, WSFS
Source:  SNL
2.45
2.38
2.83
3.06
2.74
2.37
2.34
2.55
2.54
2.38
2010Q3 2010Q4 2011Q1 2011Q2 2011Q3
Non Performing Loans/Loans
PFS Peer

PFS
PEER
0.62
0.52
0.94
0.98
1.22
0.69
0.92
1.21
0.99
0.69
0.65
0.70
0.37
0.11
0.57
0.25
0.66
0.99
0.60
0.12
0.82
0.36
0.71
0.55
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3

PROVIDENT FINANCIAL SERVICES, INC.

Asset Quality (%)
Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC,
NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY,
WSBC, WSFS
Source:  SNL
Cumulative for the
period
PFS 0.51
Peer 0.84
Net Charge-offs/Avg. Loans

Net Operating Exp / Avg Assets (%)
Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC,
NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY,
WSBC, WSFS
Source:  SNL
1.51
1.52
1.57
1.57
1.56
1.56 1.56
1.61
1.61
1.59
2010Q3 2010Q4 2011Q1 2011Q2 2011Q3

Efficiency Ratio (%)
Peer Group :  BNCL, CBU, FNB, FCF, FFIC, INDB, ISBC,
NPBC, NBTB, NWBI, STBA, SASR, SUSQ, UBSI, VLY,
WSBC, WSFS
Source:  SNL
54.77
55.44
55.73
56.33
55.97
58.23
58.85
59.69
59.31
58.67
2010Q3 2010Q4 2011Q1 2011Q2 2011Q3

Diluted EPS / Annualized ROATE
$0.24 $0.21 $0.23 $0.25 $0.27
9.48%
8.41%
9.13%
9.63%
10.48%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
2010Q3 2010Q4 2011Q1 2011Q2 2011Q3
Diluted EPS Annl. ROATE

Capital – At 9/30/11
Amount Ratio Amount Ratio
Regulatory Tier 1 leverage capital 261,461 $  4.00% 571,567 $  8.74%
Tier 1 risk-based capital 177,900 $  4.00% 571,567 $  12.85%
Total risk-based capital 355,800 $  8.00% 627,384 $  14.11%
REQUIRED ACTUAL
(Dollars in thousands)
The Company continues to exceed all current
regulatory requirements and is “well capitalized.”

Capital Flexibility
Tangible Common Equity/ Tangible Assets = 8.86%
Never a reduction in the quarterly dividend rate
Increased dividend 9% in 2011, to $0.12 per quarter
Targeted payout ratio 45-55%
1.9 million shares eligible for repurchase under current authorization
Ability to grow through acquisition

Looking Forward
Expand relationships while money center banks remain dislocated
Cultivate and reward existing relationships to defend from competition
Assess acquisition opportunities in our contiguous markets where accretive
Implement process improvements to achieve efficiency target and achieve Line of
Business profitability targets
Challenge our strategic assumptions, stress test our business lines and accurately assess risks
Continue to enhance branch franchise
Adapt to new regulations from Dodd-Frank and SEC
Improve net interest income while managing risk
Provide tax-efficient return to stockholders
Clear Strategy and Effective Execution with an Economic
Backdrop of Uncertainty